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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 26, 2005

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-32259                                 94-3267295
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       (Commission File Number)            (IRS Employer Identification No.)

  881 Martin Avenue, Santa Clara, California               95050
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 26, 2005, Align Technology, Inc. ("Align") is issuing a press release and holding a conference call regarding its financial results for its third quarter ended September 30, 2005. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of non-GAAP financial measures contained in this press release to the comparable GAAP financial measures is contained in the attached press release and a reconciliation of these and other non-GAAP financial information provided on the conference call is contained on the Investor Relations section of our website at investor.aligntech.com.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

  EXHIBIT NO.                            DESCRIPTION
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    99.1        Press Release of Align Technology, Inc. dated October 26, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2005                 ALIGN TECHNOLOGY, INC.

                                        By: /s/ Eldon M. Bullington
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                                            Eldon M. Bullington
                                            Vice President of Finance and
                                            Chief Financial Officer

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                                INDEX TO EXHIBITS

 EXHIBIT NO.                            DESCRIPTION
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   99.1        Press Release of Align Technology, Inc. dated October 26, 2005